Viking's Broken Conductor Protection Technology ("BCPT")

Reliable Open Conductor Detection
*Using **Existing Relay Infrastructure***
Without Communications



Viking Protection Systems, LLC

THE CHALLENGE

BROKEN CONDUCTOR PROTECTION CHALLENGES

Broken conductor events present detection challenges for conventional protection schemes, ***particularly under normal operating conditions*** where fault current may be limited or absent.

- **Broken conductor events are difficult to detect** using conventional protection schemes
- **These events often produce insufficient fault current** for reliable detection
- **Conductors may remain energized after failure**, creating safety and wildfire risk
- **Detection may not occur** under normal system loading conditions
- **Increasing regulatory and operational focus** on detection and mitigation

DETECTION DIFFICULTY

INSUFFICIENT FAULT CURRENTS

WILDFIRE RISK

UNRELIABLE DETECTION METHODS

REGULATORY DEMANDS

PROTECTION GAP

GAP IN EXISTING PROTECTION SCHEMES

Open conductor detection is ***not inherently addressed by conventional protection schemes***, particularly in cases where fault current is limited or not present under normal operating conditions.

Limitations:

- Detection depends on sufficient fault current
- May not operate under normal loading conditions
- Existing elements not specifically designed for open conductor detection
- Performance varies with system configuration and loading

CONVENTIONAL TECHNOLOGY

MAY NOT DETECT OPEN CONDUCTOR


Open Conductor
Terminal A
Terminal B
Little / No Fault Current

Result: Open Conductor may go undetected, especially during no-fault conditions

NOT DETECTED / UNPROTECTED

VIKING'S BCPT (PATENTED)

DETECTION CONCEPT

Viking's BCPT leverages the fundamental electrical behavior of transmission lines under open conductor conditions, using the resulting current–voltage relationships and capacitive effects to identify distinct, measurable signatures for detection.

Physics Behind Detection:

- Leverages fundamental transmission line physics
- Line susceptance influences SIR (surge impedance loading)
- Open conductor → end capacitance dominates
- Leading (≈90°) capacitive current flows into both line ends

Detectable Conditions:

- Differential current across the open conductor
- Very low current magnitude in the broken phase
- Reverse-directional overcurrent response
- Phase current imbalance

VIKING'S BCPT TECHNOLOGY

DETECTS OPEN CONDUCTOR


Open Conductor
Terminal A
Terminal B
Capacitive Current
+ Voltage Shift Detected

MULTI-PARAMETER DETECTION

Detection Foundation
Leverages fundamental transmission line physics

Capacitive Signature Detection
Identifies π-section line response

Pattern Recognition
Multiple operating condition checks

Adaptive & Secure
Stable – Selective – Low False-Trip Risk

Result: Reliable detection of open conductor under **all loading conditions**

VIKING'S BCPT (PATENTED)

DETECTION METHODOLOGY

Advanced Multi-Parameter Detection

Viking's BCPT applies a multi-parameter detection methodology that analyzes current and voltage behavior to identify broken conductor conditions. The approach leverages fundamental transmission line behavior under open-conductor conditions, where capacitive effects and resulting current characteristics create distinct, detectable signatures.

Viking's BCPT combines several complementary analytical checks to ensure reliable detection while maintaining stable operation during normal system conditions and minimizing the risk of false trips.


L1 L2 L3
L1 L2 L3
Undercurrent Magnitude & Rate-of-Change Analysis
Negative Sequence Current Variation Monitoring
Phase Imbalance Detection
Voltage-Based Validation
Multi-Stage Filtering for Stability
False Trip Prevention

SECURITY ALGORITHMS

& VALIDATION LOGIC

Viking's BCPT incorporates blocking conditions and validation checks to ensure secure operation and minimize false trips under non-fault conditions.

Blocking Conditions

- Applies voltage-based blocking conditions
- Applies minimum current thresholds
- Incorporates fault current blocking logic

Validation Logic

- Evaluates phase-specific current changes
- Requires conditions to remain present for approximately 0.5 seconds prior to operation
- Uses multi-stage validation to prevent unintended operation


BLOCKING CONDITIONS
VIKING BCPT
~0.5s
TIME PERSISTENCE
VALIDATION LOGIC


Phase Currents
Current (A)
54
52
50
48
46
44
42
IA Mag
IB Mag
IC Mag

VALIDATION | SYSTEM DATA

Viking's BCPT protection logic was evaluated through **SDG&E-specific modeling and coverage analyses**, assessing performance across a wide range of operating conditions and system states.

Data Sources

- Evaluated years' worth of data from **SDG&E,** using PMU and high-resolution system monitoring data
- Includes approximately 300,000 hours of recorded system data
- Data sourced from energized transmission system operation

Operating Conditions Evaluated

- Normal system loading conditions across varying demand levels
- System disturbances, including switching events and transient conditions
- Variations in system configuration and topology
- Conditions with low current magnitude and minimal fault contribution

Evaluation Approach

- Detection logic applied offline across historical datasets
- Assessed response to non-fault conditions and normal system behavior
- Evaluated stability under varying electrical and operational conditions

Results

- No false trips observed across the evaluation dataset
- Stable performance under normal and disturbed system conditions
- No unintended operation under low-current or non-fault scenarios

VALIDATION | LIVE SYSTEM TESTING

PERFORMED BY: FirstEnergy

Viking's BCPT was validated through live testing on an energized 138 kV transmission line (~63 miles), with open conductor conditions simulated under real system loading and operating conditions.

Results: Line 1 (Protected Line)

- Viking's BCPT successfully detected all open A-phase & B-phase events
- Detection occurred at both line terminals
- Operated correctly under real system loading conditions

Results: Line 2 (Adjacent Line)

- Viking's BCPT did NOT operate during external open conductor events, as designed
- Zero false trips recorded
- Maintained stability during switching conditions

SEL native broken conductor elements did NOT detect events



Open A phase, South Akron
Open A phase, Toronto
Open B phase, South Akron
Open B phase, Toronto

Detection confirmed at both terminals

Validated via sequence-of-events and oscillography

Demonstrated performance under real system loading

138 kV energized transmission line (~63 miles)

Sub-second trip logic assertion

No false trip on adjacent line

VALIDATION & TESTING CONCLUSIONS



0.01

Testing results demonstrate ***dependable protection*** performance with secure operation across real-world transmission conditions.

- Detects open conductors across all voltage levels and topologies (two-terminal and multi-terminal)
- Proven on short radial lines (down to ~60 kV / ~5 miles) — no external communications required
- Leverages highly sensitive undercurrent detection (~0.01 A) using existing relay platforms (SEL, Basler, Eaton Form 7)
- Uses instantaneous metering values — no hardware upgrades required
- Secure operation:
  - No operation for external faults
  - No operation above ~0.2% load conditions
  - No operation under balanced load
  - No misoperation from load unbalance on untransposed lines
- Enhanced protection capability
- Minimum-effort deployment via logic updates on existing microprocessor relays

RELAY-INTEGRATION & OPERATION

Integration Model

- Implemented within existing microprocessor-based relays (incl. SEL 400, 700 & 900 series)
- Uses instantaneous metering values and relay logic
- Requires no external communications
- Requires *no additional hardware or field devices*
- Applicable to platforms including SEL, Basler, and Eaton controllers
- Can be deployed at both line terminals for coordination detection

Operational Workflow

1. Substation relay continuously monitors line conditions
2. BCPT algorithm evaluates current and sequence parameters
3. Detection occurs during open-conductor conditions
4. Trip logic asserted by the relay
5. Protection action initiated per utility configuration

DEVELOPMENT & VALIDATION HISTORY

PROGRESSION FROM CONCEPT → MODELING → BRANCH TESTING → SIMULATION → INDUSTRY ENGAGEMENT → FIELD TESTING

PHASE 1

Initial Development & Proof of Concept

- Technology developed and initial modeling completed
- Simulated open conductor on PG&E 500 kV system (WECC power flows)
- Modeled Caribou–Table Mountain 115 kV line (Paradise Fire scenario)

1

PHASE 2

Patent Development & Technical Validation

- Core detection methodology refined
- Patent filings and technical due diligence completed

2

PHASE 3

RTDS Simulation Testing

- RTDS testing conducted at Nayak Labs
- Performance validated under simulated conditions

3

PHASE 4

Industry Engagement & Platform Validation

- Technical discussions with SEL R&D
- Validated at Eaton Recloser Test Facility (Milwaukee)

4

DEPLOYMENT

Live System Validation

- Deployed in demo mode on RTAC (SDG&E)
- Live transmission testing with FirstEnergy

5

PARTNERING WITH VIKING

APPROACH

Viking and its affiliated entities develop advanced protection technologies designed to enhance grid safety, reliability, and operational performance across transmission and distribution systems.

Viking's patented BCPT solutions are purpose-built for **seamless integration into OEM relay** platforms and utility protection environments.

EXPERIENCE

Core technology developed by **Bob Stuart**, a recognized protection systems expert with **50+ years of experience** across generation, transmission, and distribution, including 35 years with PG&E leading system protection, operations engineering, and reliability initiatives.

Proven track record in advanced protection design, remedial action schemes, and grid reliability innovation.

CONTACT

For partnership discussions or technical engagement:

James A. Doris, President
jdoris@vikingenergygroup.com
(281) 404-4387

Bob Stuart, Inventor
bstuart@bridgeviewllc.com
(925) 596-5427

Armond Greenberg, Mechanical Engineer
armondg@bridgeviewllc.com
(707) 628-0973

Enabling next-generation protection capabilities through relay-integrated innovation!